UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 22, 2020

LONGEVITY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38637	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yongda International Tower No. 2277 Longyang Road, Pudong District, Shanghai People’s Republic of China	201204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (86) 21-60832028

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	LOAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	LOACW	The NASDAQ Stock Market LLC
Rights to receive one-tenth (1/10) of one ordinary share	LOACR	The NASDAQ Stock Market LLC
Units, each consisting of one ordinary share, one right and one warrant	LOACU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

THIS CURRENT REPORT ON FORM 8-K (THIS “REPORT”) IS BEING MADE IN RESPECT OF A PROPOSED BUSINESS COMBINATION INVOLVING 4D PHARMA PLC (“4D PHARMA”) AND LONGEVITY ACQUISITION CORPORATION (THE “COMPANY”). THIS REPORT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY OR SUBSCRIBE FOR ANY SECURITIES OR A SOLICITATION OF ANY VOTE OR APPROVAL NOR SHALL THERE BE ANY SALE, ISSUANCE OR TRANSFER OF SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. THE PROPOSED TRANSACTION WILL BE SUBMITTED TO THE SHAREHOLDERS OF 4D PHARMA AND THE COMPANY FOR THEIR CONSIDERATION. 4D PHARMA INTENDS TO FILE WITH THE SEC A REGISTRATION STATEMENT ON FORM F-4 THAT WILL INCLUDE A PRELIMINARY PROSPECTUS WITH RESPECT TO 4D PHARMA'S ORDINARY SHARES AND ADSS TO BE ISSUED IN THE PROPOSED TRANSACTION AND A PROXY STATEMENT OF THE COMPANY IN CONNECTION WITH THE MERGER. THE INFORMATION IN THE PRELIMINARY PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. 4D PHARMA MAY NOT SELL THE ORDINARY SHARES REFERENCED IN THE PROXY STATEMENT/PROSPECTUS UNTIL THE REGISTRATION STATEMENT ON FORM F-4 BECOMES EFFECTIVE. THE PROXY STATEMENT/PROSPECTUS WILL BE PROVIDED TO THE COMPANY’S SHAREHOLDERS. 4D PHARMA AND THE COMPANY ALSO PLAN TO FILE OTHER DOCUMENTS WITH THE SEC REGARDING THE PROPOSED TRANSACTION.

THIS REPORT IS NOT A SUBSTITUTE FOR ANY PROSPECTUS, PROXY STATEMENT OR ANY OTHER DOCUMENT THAT 4D PHARMA OR THE COMPANY MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

YOU MAY OBTAIN COPIES OF ALL DOCUMENTS FILED WITH THE SEC REGARDING THIS TRANSACTION, FREE OF CHARGE, AT THE SEC'S WEBSITE (WWW.SEC.GOV). IN ADDITION, INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS (WHEN THEY BECOME AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC WITHOUT CHARGE, AT THE SEC'S WEBSITE (WWW.SEC.GOV) OR BY CALLING 1-800-SEC-0330.

PARTICIPANTS IN THE SOLICITATION

LONGEVITY, 4D PHARMA AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM LONGEVITY’S SHAREHOLDERS IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. INFORMATION REGARDING LONGEVITY’S DIRECTORS AND EXECUTIVE OFFICERS IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2020, FILED WITH THE SEC ON APRIL 30, 2020. A LIST OF THE NAMES OF 4D PHARMA’S DIRECTORS AND EXECUTIVE OFFICERS, ADDITIONAL INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS WILL BE CONTAINED IN THE PROXY STATEMENT RELATING TO THE TRANSACTION WITH 4D PHARMA WHEN IT BECOMES AVAILABLE AND WHICH CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, LONGEVITY’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF LONGEVITY AND 4D PHARMA, AND THE ABILITY OF LONGEVITY OR, AFTER THE CLOSING OF THE TRANSACTIONS, THE COMBINED COMPANY, TO CONTINUE TO MEET THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF 4D PHARMA’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN LONGEVITY’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING LONGEVITY AND 4D PHARMA, THE BUSINESS COMBINATION TRANSACTIONS DESCRIBED HEREIN OR OTHER MATTERS AND ATTRIBUTABLE TO LONGEVITY, 4D PHARMA, 4D PHARMA’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER LONGEVITY, 4D PHARMA, NOR 4D PHARMA’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement

On October 21, 2020, Longevity Acquisition Corporation (“Longevity” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with 4D Pharma PLC, a public limited company incorporated under the laws of England and Wales (“4D Pharma”), and Dolphin Merger Sub Limited, a British Virgin Islands company limited by shares and a wholly-owned subsidiary of 4D Pharma (“Merger Sub”).

Pursuant to the Merger Agreement, among other things, the Company will merge with and into Merger Sub, with Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of 4D Pharma (the “Merger” and the “Surviving Company”). The Merger will become effective at such time on the closing date as the articles containing the plan of the merger and such other items (the “Articles of Merger”) and the resolution amending Merger Sub's memorandum or articles of association and their amendment are registered by the registrar of corporate affairs of the British Virgin Islands or at such other time subsequent thereto, but not exceeding 30 days from such registration, as mutually agreed between 4D Pharma and the Company and specified in the Articles of Merger (the “Effective Time”).

At the Effective Time, each of the Company’s ordinary shares (the “Company Shares”) issued and outstanding prior to the Effective Time (excluding shares held by Parent and the Company and dissenting shares, if any) will be automatically converted into the right to receive the Per Share Merger Consideration (as defined below), and each warrant to purchase the Company’s ordinary shares and right to receive the Company’s ordinary shares that is outstanding immediately prior to the Effective Time will be assumed by 4D Pharma and automatically converted into a warrant to purchase ordinary shares of 4D Pharma and a right to receive ordinary shares of 4D Pharma, payable in Parent ADSs (as defined below) (the “Parent Shares”), respectively.

Merger Consideration

Pursuant to the Merger Agreement, the merger consideration payable upon the Effective Time (the “Merger Consideration”) consists of the Per Share Merger Consideration (as defined below).

The “Per Share Merger Consideration” means the right to receive 7.5315 Parent Shares for each Company Share issued and outstanding immediately prior to the Effective Time.

4D Pharma shall (i) issue Parent Shares equal to the Per Share Merger Consideration multiplied by the number of Company Shares registered in the name of the shareholders of the Company (“Company Shareholders”) immediately prior to the Effective Time (the “Share Merger Consideration”) and (ii) issue to such Company Shareholders the number of American Depositary Shares of 4D Pharma (“Parent ADS”) equal to the Share Merger Consideration multiplied by the exchange rate ratio of 1 4D Pharma ADS for every 8 shares of Per Share Merger Consideration (the “Merger Consideration”).

Indemnification Obligations

4D Pharma is obligated to cause all rights to indemnification and advancement of expenses and all limitations on liability existing in favor of any employee, officer or director of the Company to survive the consummation of the transactions contemplated in the Merger Agreement and continue in full force and effect and be honored by the Surviving Company and 4D Pharma after the Effective Time.

Representation and Warranties

Under the Merger Agreement, 4D Pharma and its subsidiaries, including the Merger Sub (collectively, the “Group Companies”), on the one hand, and the Company, on the other hand, each made representations and warranties to each other, including without limitation as to such parties’ corporate powers, capital structure, financial condition, legal activity and compliance, and in the case of each of the Group Companies, its assets, liabilities, properties, taxes, recent operations, contracts, related party transactions, insurance, employee matters and certain other matters.

The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations and warranties in the Merger Agreement are also modified in important part by the disclosure schedules and annexes attached thereto, which are not filed publicly and which may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that differ from what may be viewed as material to investors. The representations and warranties in the Merger Agreement and the items listed in the disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that the disclosure schedules contain information that is material to an investment decision. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Covenants and Agreements of the Parties

Each party agreed in the Merger Agreement to use their commercially reasonable efforts to effect the closing of the transaction contemplated thereby. The Merger Agreement also contains covenants of the parties during the period between the signing of the Merger Agreement and the earlier of the Effective Time or the termination of the Merger Agreement, including covenants regarding (1) the operation of their respective businesses in the ordinary course of business, (2) the provision of access to their books and records, (3) confidentiality, (4) exclusive dealing, (5) backstop arrangement, (6) notifications of certain breaches, consent requirements or other matters, (7) efforts to consummate the Merger and obtain third party and regulatory approvals, and (8) with respect to 4D Pharma, the establishment of an ADR facility.

The Company also agreed, as promptly as practicable after the date of the Merger Agreement, to file a proxy statement (the “Proxy Statement”) for a special meeting in lieu of an annual meeting of its shareholders to approve the Merger Agreement and related matters (the “Shareholder Meeting”) and provide all of its public shareholders with the opportunity to redeem their public shares in conjunction with the shareholder vote (the “Offer”) and 4D Pharma shall cause to be filed with the SEC a registration statement on Form F-4, in which the Proxy Statement will be included. Without limitation, in the Proxy Statement, the Company must seek from its shareholders (i) approval of the Merger Agreement, (ii) approval that the Merger will constitute a Business Combination, as defined by the Memorandum and Articles of Association of the Company, (iii) approval to obtain any and all other approvals necessary or advisable to effect the consummation of the Merger (the proposals set forth in the foregoing clauses (i) through (iii) are referred to as the “Company Proposals”), and (iv) any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Company Proposals, on the date on which such meeting is held.

The Company agreed, through its board of directors, to recommend that the Company Shareholders vote in favor of all Company Proposals, and not withdraw or modify such recommendation prior to termination of the Merger Agreement.

From the date of execution of the Merger Agreement through the Closing, the Company shall use all reasonable efforts to remain as a public company on, and for its securities to be tradable over the Nasdaq Capital Market. 4D Pharma shall use all reasonable efforts to apply for a listing of Parent ADSs on, and for Parent ADSs to be tradable over, the Nasdaq Stock Market.

Conditions to Consummation of the Merger

Consummation of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Merger Agreement and the transactions contemplated thereby by 4D Pharma’s and the Company’s respective shareholders. Other closing conditions include, among others: (i) the respective representations of the parties to each other being true and correct, except as would not have a material adverse effect; (ii) performance and compliance with in all material respects of the respective covenants and agreements of each party; (iii) the execution of the Backstop Agreements (as defined below); (iv) the Company having at least $11,750,000 of net tangible assets and at least $14,600,000 in cash, immediately prior to the Effective Time; (v) no material adverse effect with respect to 4D Pharma or the Company having occurred since the date of the Merger Agreement; and (vi) the approval for listing on Nasdaq (subject to official notice of issuance) of the Parent ADSs to be issued in connection with the Merger.

Termination

The Merger Agreement may be terminated under certain circumstances at any time prior to the Effective Time, including, among others, by (i) mutual written consent by the Company and 4D Pharma, (ii) either party if the transactions contemplated by the Merger Agreement have not been completed by November 30, 2020 (as such date may be extended pursuant to the Merger Agreement, the “Outside Date”), (iii) either party if any representation or warranty of the opposing party is not materially true and correct or if the opposing party fails to perform in any material respect any covenant or agreement, subject to a 30-day cure period and other exceptions, and (v) either party if the other party’s board of directors withdraws or changes its recommendation that its respective shareholders vote in favor of the proposals agreed upon, or if either party’s shareholders do not approve all the required proposals at the respective shareholder meetings of either party (or at any adjournment or postponement thereof).

Governing Law and Dispute Resolution

The Merger Agreement is governed by Delaware law. Subject to limited exceptions, all claims relating to the Merger Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Merger Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Shareholders and other interested parties are urged to read such Related Agreements in their entirety.

Voting and Support Agreement

Concurrently with execution of the Merger Agreement, Whale Management Corporation (the “SPAC Sponsor”) entered into a voting and support agreement with 4D Pharma (the “Voting Agreement”). Under the Voting Agreement, the SPAC Sponsor thereto generally agreed to vote all of its capital shares in Longevity in favor of the Merger Agreement and the transactions contemplated thereby, each other Company Proposal and any other proposal included in the Proxy Statement related to the Merger for which the Company’s board of directors has recommended that the Company Shareholders vote in favor and against any competing transaction. The Voting Agreement prevents transfers of the Longevity shares held by the SPAC Sponsor between the date of the Voting Agreement and the termination of the Voting Agreement, subject to certain limited exceptions.

The Voting Agreement will terminate upon the earliest of (a) the mutual written consent of the Company and the SPAC Sponsor, (b) the termination of the Merger Agreement and (c) the Effective Time.

A copy of the Voting Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Voting Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Voting Agreement.

Lock-Up Agreement

The Merger Agreement contemplates that, at the Effective Time, 4D Pharma will enter into a lock-up agreement with the SPAC Sponsor and certain shareholders of 4D Pharma immediately prior to the Effective Time, in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement”), with respect to the Merger Consideration received in the Merger (collectively, the “Restricted Securities”). In such Lock-Up Agreement, each holder will agree that, subject to certain exceptions, during the period ending twelve months after the Effective Time, it will not (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Restricted Securities, (ii) enter into any swap, short sale, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (iii) publicly disclose the intention to effect any transaction specified in clause (i) or (ii), or (iv) make any demand for or exercise any right with respect to the registration of any shares of the Company’s common stock.

The agreed form of the Lock-Up Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Lock-Up Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Lock-Up Agreement.

Backstop Agreement

Concurrently with execution of the Merger Agreement, the Company entered into certain Backstop Agreements (the “Backstop Agreement”) with 4D Pharma, SPAC Sponsor and certain investors (the “Buyers”). Under the Backstop Agreements, the Buyers have committed to provide financial backing to the Company immediately prior to the Effective Time, in the event of redemptions by Company shareholders, in the aggregate amount of up to $14,600,000 (the “Backstop Amount”).

Under the Backstop Agreement, (i) the Company and SPAC Sponsor, (ii) 4D Pharma, and (iii) the Buyers each made representations and warranties to each other, including but not limited to each parties’ organization, authority and non-contravention, with respect to 4D Pharma, the valid issuance of shares, and with respect to the Buyers, the sophistication of the Buyers and their compliance with applicable securities laws.

The Backstop Agreement also provides that 4D Pharma shall within thirty (30) days after the Effective Time, file a registration statement under the Securities Act registering the resale of the ordinary shares issued by 4D Pharma pursuant to the Merger.

The form of the Backstop Agreement is filed with this Report as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Backstop Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Backstop Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 22, 2020, the Company, upon receipt of the principal, issued an unsecured promissory note in the aggregate principal amount of $1,860,000 (the “Note”) to certain investors, their registered assignees or successors in interest (the “Payees”). The Note was issued in connection with the Merger Agreement.

The Note is non-interest bearing and is payable on the earliest to occur of (i) immediately following the date on which the Company consummates its initial business and (ii) the date that the winding up of the Company is effective (such date, the “Maturity Date”). The principal balance may be prepaid at any time without penalty.

All amounts owed by the Company under the Note become immediately due and payable upon an event of default, which includes the Company’s failure to pay the principal amount due within 5 business days of the Maturity Date and the Company’s voluntary or involuntary bankruptcy. Pursuant to the Note, the Payees waived all rights, title, interest or claim in, or to, any distribution of, or from, the trust account in which the proceeds from the Company’s initial public offering (“IPO”).

The foregoing is a brief description of the material terms and conditions of the Note, a copy of which is attached as Exhibit 10.4 to this Report and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrent with the execution of the Merger Agreement and the receipt of the proceeds from the Note, Messrs. Matthew Chen, Teddy Zheng, Yukman Lau and Pai Liu resigned from their positions of Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), director of the Company’s board of directors (the “Board”), and director of the Board, respectively (collectively, the “Resignations”). The Resignations were not as a result of any disagreement with the Company relating to its operations, policies or practices.

On the same date, the Board appointed Alex Lyamport as CEO and director of the Board, Matthew Chen as CFO, Nicholas H. Adler as director of the Board and chairman of the compensation committee of the Board, and Jerry L. Hutter as director of the Board and chairman of the audit committee of the Board, to fill in the vacancies created by the Resignations. Our Board currently consists of two existing directors of the Board, Messrs. Matthew Chen and Jun Liu, and three newly appointed directors, Messrs. Alex Lyamport, Nicholas H. Adler and Jerry L. Hutter.

The biographies of the newly appointed CEO and directors of the Board are set forth below.

Alex Lyamport, CEO and Director

Mr. Lyamport, age 49, has over 20 years of experience in origination, structuring and closing deals in media, technology, energy, consumer goods and agriculture in Central and Eastern Europe. He also has a significant understanding of East-West capital markets and cross-border M&A. He has been a Director and CFO of Navigation Acquisition Corp. (TSXV: NAQ) since January 2018 and a Director at Navigator Principal Investors, LLC since 2012. From 2012 to 2014, Mr. Lyamport was CIS Acquisition Ltd.’s regional mergers and acquisitions consultant when the company raised US$40,000,000 from US institutional and retail investors pursuant to its initial public offering. While working for CIS Acquisition, he provided advice and assistance in connection with the identification of target businesses and completion of the company’s business acquisition. From 2003 to 2012, he was the cofounder and Head of Capital Markets of Link Capital, an Eastern European financial advisory firm. From 2005 to 2009, Alex was the cofounder and director of iMusic TV GmbH, Germany’s second largest music television channel and multimedia group. He played active role in strategy and fundraising. Mr. Lyamport attended CUNY, Brooklyn College and his area of study was Adapted Physical Education.

Nicholas H. Adler, Director

Nicholas H. Adler, age 45, is a practicing attorney in Nashville, Tennessee specializing in defense litigation, bankruptcy, foreclosure, and real estate matters. Mr. Adler is admitted to practice law in New York and Tennessee as well as all Federal districts within Tennessee. He received his B.A. in political science from Vanderbilt University and his J.D. from The Washington and Lee University School of Law. After his graduation from law school in 2001, Mr. Adler practiced with a large international firm in New York specializing in securities regulation. Since 2005, his practice has focused on the representation of national and regional credit grantors in Tennessee. He is also active in real estate development and asset management in Nashville.

Jerry L. Hutter, Director

Mr. Hutter, age 77, has over forty years of experience as an auditor, controller, CFO and management consultant for firms ranging from Fortune 500 companies to smaller private sector corporations and not-for-profit organizations. Since 2010, Mr. Hutter has served as director and Audit Committee Chairman of DJSP Enterprises, Inc., which used to be traded on NASDAQ under the symbol of DJSP and is designated as an Audit Committee Financial Expert for SEC purposes. In 2003, he co-founded CFO Strategies, Inc., from which he later retired as the Chief Executive Officer in 2009. From 2001 to 2005, Mr. Hutter was employed by CBIZ MHM, LLC as a Senior Manager. In the past twelve years, Mr. Hutter has worked with numerous public companies as an advisor to the board of directors and the audit committee regarding issues of risk assessment, compliance and financial statement disclosures, including Maxwell Technologies, Inc. NetREIT, Youbet.com and A-Power Energy Generation, Ltd. Mr. Hutter is a former certified public accountant with Price Waterhouse Coopers, where he was certified with both the American Institute of Certified Public Accountants (AICPA) and the California Society of Certified Public Accountants. He holds a Bachelor of Science degree in Accounting from California State University at Long Beach, with special studies at the University of California at Los Angeles and San Diego State University.

The Board is composed of a majority of independent directors and each committee of the Board is composed solely with independent directors as set forth below:

Committees	Members (All Independent Directors)
Audit Committee	Jerry L. Hutter (Chairman)	Nicholas H. Adler	Jun Liu
Compensation Committee	Nicholas H. Adler (Chairman)	Jerry L. Hutter	Jun Liu

Item 8.01 Other Events.

On October 22, 2020, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 21, 2020, by and among Longevity Acquisition Corporation, Dolphin Merger Sub Limited and 4D Pharma PLC.

10.1	Voting and Support Agreement, dated as of October 21, 2020, by and among Longevity Acquisition Corporation and the investors party thereto.

10.2	Form of Lock-Up Agreement to be entered into by and among 4D Pharma PLC and the shareholders party thereto

10.3	Form of Backstop Agreement by and among Longevity Acquisition Corporation, 4D Pharma PLC, Whale Management Corporation and certain investors party thereto

10.4	Form of Promissory Note by and among Longevity Acquisition Corporation and certain investors party thereto

99.1	Press Release dated October 22, 2020

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2020

LONGEVITY ACQUISITION CORPORATION

By:	/s/ Matthew Chen
Matthew Chen
Chief Financial Officer